Loss per share	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Loss per share
NOTE 35: LOSS PER SHARE
The loss per share is calculated by dividing loss for the year by the weighted average number of ordinary shares outstanding during the period. As the Group is incurring net losses, outstanding warrants have an anti-dilutive effect. As such, there is no difference between the basic and the diluted earnings per share. In case the warrants would be included in the calculation of the loss per share, this would decrease the loss per share.

(€’000)	As at December 31,
	2020	2019	2018
Loss of the year attributable to Equity Holders	(17 204)	(28 632)	(37 427)
Weighted average number of shares outstanding	13 942 344	12 523 166	11 142 244

Earnings per share (non-fully diluted) in €	(1.23)	(2.29)	(3.36)

Outstanding warrants	1 488 006	1 292 380	731 229